UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2011

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 1, 2011, UnitedHealth Group Incorporated (the “Company”) realigned certain of its businesses to respond to changes in the markets it serves and the opportunities that are emerging as the health system evolves. For example, OptumHealth’s results of operations now include the Company’s clinical services assets, including Southwest Medical multi-specialty clinics in Nevada and the Company’s Evercare nurse practitioners serving the frail and elderly, which had historically been reported in UnitedHealthcare Employer & Individual and UnitedHealthcare Medicare & Retirement, respectively. UnitedHealthcare Employer & Individual’s results of operations now include OptumHealth Specialty Benefits, including dental, vision, life and disability. In addition, effective in 2011, the Company began to rebrand its services businesses, which now include OptumHealth (unchanged), OptumInsight (formerly Ingenix) and OptumRx (formerly Prescription Solutions) operating under the master Optum brand.

The Company began to report under its new structure effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. This Current Report on Form 8-K updates Items 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Annual Report”) to reflect reclassified historical results. The items filed as an exhibit are presented in their entirety, and information contained in this report should be read in conjunction with and as a supplement to information contained in the Company’s 2010 Annual Report. The information filed herewith as an exhibit does not update, amend or restate items in the 2010 Annual Report, except with respect to the realignment of segment businesses described above and use of the new services brands if applicable. For significant developments since the filing of the 2010 Annual Report, refer to subsequent filings under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Items 7 and 8, including the report of the Independent Registered Public Accounting Firm, from the UnitedHealth Group Incorporated Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on February 10, 2011

101	The following materials from Exhibit 99.1 of this Current Report on Form 8-K, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of the years ended December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) Notes to the Consolidated Financial Statements

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2011

UNITEDHEALTH GROUP INCORPORATED

By:	/S/ CHRISTOPHER J. WALSH
Christopher J. Walsh
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Items 7 and 8, including the report of the Independent Registered Public Accounting Firm, from the UnitedHealth Group Incorporated Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on February 10, 2011

101	The following materials from Exhibit 99.1 of this Current Report on Form 8-K, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of the years ended December 31, 2010 and 2009, (ii) Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) Notes to the Consolidated Financial Statements

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